Annual Report

December 31, 2011

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Report of Independent Registered Public Accounting Firm	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Portfolio of Investments	13

Director/Trustee and Officer Information	14

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

PRESIDENT'S LETTER

Euro zone — continued uncertainty

Dear Shareholder,

Recent months have seen headlines and financial markets continue to focus on the ongoing euro zone debt crisis. Acknowledging that the status quo was untenable, in early December, Europe opted to move closer together rather than be torn apart. All 17 nations that use the euro and nine other European Union members agreed to a new fiscal compact that would invite closer scrutiny of individual country budgets. Ratings agencies were mostly unimpressed by these machinations; ultimately, Standard & Poor's downgraded nine countries in the region, including formerly AAA-rated France.

With the stability of Italy and Spain now in question, the need for an effective policy response has become even more acute. The new governments in both countries will have but a short grace period in which to demonstrate their resolve; both have been forced to pay yields at euro-era highs for newly issued bonds.

Across the Atlantic, the chasm between the two major political parties in the United States is as wide as ever, most recently evidenced by the failure of the Congressional "supercommittee" on deficit reduction. Notwithstanding the ongoing paralysis in Washington, the U.S. economy is showing new signs of momentum.

We expect the global economy to deliver positive, if uninspiring, growth into 2012 despite the euro zone's debt problems. We believe interest rates should remain low in major advanced countries. Markets — and risk assets in general — are likely to remain vulnerable to uncertainty until there is confidence that Europe has adequately addressed its issues.

In times of uncertainty investors historically have turned to sovereign credits, especially U.S. Treasury securities. This spotlights the critical role that governments play in defining the parameters of the financial markets and serving as foundations for generating value within economies. The current trend toward fiscal austerity downplays this important function and may prolong the global economic doldrums.

How should you respond to uncertainty in your own investment program? Don't try to time the markets. Keep your portfolio well diversified, and pay careful attention to the risks you are assuming. Talk to your financial advisor before you make any changes that might detour your portfolio from your long-term goals.

We appreciate your continued confidence in ING Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 3, 2012

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2011

In our semi-annual report we described how investor sentiment was generally positive through April. Many of the developed world's economies including the U.S., seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine. This was despite natural disasters in Japan, the violent uncertainties of the "Arab Spring" in North Africa and the Middle East, not to mention a European sovereign debt crisis.

But the mood darkened in early May 2011. Global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends, slid from May through September, losing over 17%, before a remarkable October rally clawed back about half of this. For the whole fiscal year the Index lost 5.49%. (The MSCI World IndexSM returned (5.54)% for the year ended December 31, 2011, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs, well above 200,000, were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%. By September the employment report showed zero new jobs created in August. But more upbeat releases in later months revised this up, and by year end the three-month average of jobs created was back to 143,000 from just 35,000 in September.

In the housing market, home prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index) fell every month in the year. Sales were depressed, despite improved affordability and record low mortgage interest rates, by tight credit with many homeowners in negative equity on their properties.

Gross Domestic Product ("GDP") growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29, this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the second quarter's figure was finalized at just 1.3%, the common assessment was that the economy was operating at "stall-speed". There was relief in October when the first estimate of third quarter GDP growth was a much-improved 2.5%, although this was subsequently revised down to 1.8%.

Political deadlock weighed on sentiment throughout. A stopgap agreement to raise the debt ceiling did not stop Standard & Poors from downgrading the country's credit rating. A bipartisan "Debt Super Committee" appointed to negotiate a more lasting set of budget control measures, admitted defeat on November 21.

Other keenly watched figures like retail sales and wages & salaries were stagnant in the months up to October, improved in that month and were mixed thereafter. Purchasing managers' indices indicated expansion but not by much. Taken together, the data were inconclusive as the year ended but the consensus was that the once-feared return to recession now looked unlikely.

The euro zone's sovereign debt crisis continued to move markets. By early August it seemed to be veering out of control. When attention turned from Greece to the much bigger bond markets of Spain and especially Italy, the European Central Bank ("ECB") stepped in, uneasily, to buy their bonds — and some time. The threat to the euro zone banking system, where vast quantities of Italian and Spanish bonds are held, was clear.

Finally, a baby step towards closer fiscal union among euro zone countries was agreed in December, including restrictions on budget deficits with near automatic disciplinary procedures for violators. Bilateral loans of up to €200 billion would be made to the International Monetary Fund, presumably to fund rescue packages for individual nations. But it provided no lender of last resort with unlimited firepower, nor measures to promote growth and liberalize markets. Investors were under no illusions as the year ended that the crisis had been solved.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 7.84% in the fiscal year, while the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index gained 4.96%. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the remarkable 29.93% return on long-dated Treasuries, reflecting both the overall decline in risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 2.11% for 2011, almost identical to the dividend yield. Sector returns ranged from (17.06)% for financials to 19.91% for utilities. The operating earnings per share of S&P 500® companies made new records in the second and third quarters of 2011, but estimates for future quarters were coming down as December ended.

In currency markets, the euro zone's problems finally took their toll, as the dollar gained 2.34% on the euro in 2011, which dropped sharply after October. The pound was barely changed despite late weakness: the dollar gained 0.10%. But the dollar fell back against the yen by 5.35% despite Bank of Japan intervention as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index slumped 18.73% in 2011. The economy contracted for three straight quarters before finally recovering, as it struggled to recover from the earthquake and tsunami of March as well as a strong yen. The MSCI Europe ex UK® Index sank 12.87%, weighed down by the recessionary threat of the sovereign debt crisis. Euro zone growth shrunk to 0.2% in the second and third quarters and unemployment stood at 10.3%, a euro-era high. The MSCI UK® Index slipped just 1.83%. Weak euro zone demand and fiscal austerity at home depressed stocks, within which, however, the well-represented energy, staples and telecoms sectors managed positive average returns.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Trust's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ING CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the "Trust") seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the year ended December 31, 2011 the Trust returned 12.24%,net of fees and expenses, compared to the S&P 500® Index, which returned 2.11% for the same period.

Portfolio Specifics: The Trust has had strong performance over the past 12 months. In particular, the Trust benefited from its exposure to companies in the energy, materials and industrials sector, as these sectors were the best performers as the market rebounded this year. Owning Exxon Mobil Corp., Union Pacific Corp. and Chevron Corp. was favorable for the Trust.

Avoiding the large financial names like Citigroup Inc. and Bank of America Corp. further aided returns, as they lagged the market due to their mortgage foreclosure issues and their exposure to European markets.

Underexposure within the technology sector, particularly bellwether companies like Apple Inc., and IBM Corp. was unfavorable for returns.

Current Strategy and Outlook: We are encouraged by the long term outlook for the Trust given its holding of what we believe are high quality, well respected leaders in their industries and strong market positions. We believe these companies are relatively well positioned to withstand this economic downturn, as they generally have better access to capital, solid cash reserves, global exposure and diverse business lines.

Sector Diversification
as of December 31, 2011
(as a percentage of net assets)

Energy	30.4%
Industrials	18.1%
Materials	15.3%
Consumer Staples	9.4%
Utilities	8.8%
Financials	8.5%
Consumer Discretionary	6.6%
Telecommunications	1.3%
Assets in Excess of Other Liabilities	1.6%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2011
(as a percentage of net assets)

ExxonMobil Corp.	16.2%
Union Pacific Corp.	10.9%
Praxair, Inc.	9.8%
Chevron Corp.	9.6%
Berkshire Hathaway, Inc.	8.5%
Procter & Gamble Co.	6.0%
Consolidated Edison, Inc.	4.0%
Honeywell International, Inc.	3.5%
Beam, Inc.	3.4%
EI Du Pont de Nemours & Co.	3.0%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Corporate Leaders Trust Fund — Series "B", a series of ING Corporate Leaders Trust Fund, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series "B" as of December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2012

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2011

ASSETS:
Investments in securities at value (identified cost $482,963,449)	$643,017,671
Cash (Note 2)	11,709,693
Receivables:
Participations sold	8,183,241
Dividends	830,127
Prepaid expenses	44,117
Total assets	663,784,849
LIABILITIES:
Payable for investment securities purchased	7,467,991
Payable for participations redeemed	1,400,456
Distributions payable	1,117,714
Accrued Sponsor's maintenance fees payable	209,367
Payable for custody and accounting fees	25,258
Payable for shareholder reporting expense	23,474
Other accrued expenses and liabilities	26,958
Total liabilities	10,271,218
NET ASSETS:
Balance applicable to participations at December 31, 2011, equivalent to $22.39 per participation on 29,188,744 participations outstanding	$653,513,631

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2011

INVESTMENT INCOME:
Dividends	$12,975,986
Total investment income	12,975,986
EXPENSES:
Sponsor maintenance fees (Note 4)	2,170,002
Transfer agent fees	217,039
Shareholder reporting expense	51,665
Registration and filing fees	70,201
Professional fees	91,173
Custody and accounting expense (Note 4)	73,061
Miscellaneous expense	2,625
Total expenses	2,675,766
Net investment income	10,300,220
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(24,724)
Net change in unrealized appreciation on investments	47,261,669
Net realized and unrealized gain on investments	47,236,945
Increase in net assets resulting from operations	$57,537,165

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$10,300,220	$7,348,027
Net realized gain(loss) on investments	(24,724)	25,258,799
Net change in unrealized appreciation or depreciation on investments	47,261,669	40,954,852
Increase in net assets resulting from operations	57,537,165	73,561,678
FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(9,767,131)	(7,507,173)
Net realized gains	—	(4,992,762)
Return of capital	(721,655)	—
Total distributions	(10,488,786)	(12,499,935)
FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	291,162,767	54,659,883
Reinvestment of distributions	8,647,502	10,576,710
	299,810,269	65,236,593
Cost of participations redeemed	(119,008,332)	(81,644,939)
Net increase (decrease) in net assets resulting from participation transactions	180,801,937	(16,408,346)
Net increase in net assets	227,850,316	44,653,397
NET ASSETS:
Beginning of year	425,663,315	381,009,918
End of year	$653,513,631	$425,663,315

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND, SERIES B

FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year.

		Year Ended December 31,
		2011	2010	2009		2008	2007
Per Participation Operating Performance:
Net asset value, beginning of year	$	20.29	17.34	16.11		22.98	21.97
Income (loss) from investment operations:
Net investment income	$	0.41	0.34	0.37	*	0.48	0.40	*
Net realized and unrealized gain (loss) on investments	$	2.07	3.23	1.53		(7.15)	1.95
Total income (loss) from investment operations	$	2.48	3.57	1.90		(6.67)	2.35
Less distributions/allocations from:
Net investment income	$	0.36	0.37	0.62		0.20	0.38
Net realized gains	$	—	0.25	—		0.00 **	0.51
Tax return of capital	$	0.02	—	0.05		—	0.45
Total distributions/allocations	$	0.38	0.62	0.67		0.20	1.34
Net asset value, end of year	$	22.39	20.29	17.34		16.11	22.98
Total Return(1)%		12.24	21.19	12.15		(29.25)	10.82
Ratios and Supplemental Data:
Net assets, end of year (000's)	$	653,514	425,663	381,010		364,244	461,324
Ratios to average net assets:
Expenses	%	0.49	0.54	0.59		0.51	0.49
Net investment income	%	1.90	1.95	2.40		2.15	1.75

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain and return of capital distributions/allocations at net asset value.

*  Calculated using average number of participations outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust"), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust is comprised of a Trust Fund ("Trust Fund") and a Distributive Fund ("Distributive Fund"). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-one corporations (except with respect to shares received from spin-offs or mergers of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, the Bank of New York Mellon ("the Trustee") serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the distribution reinvestment program unless the participant has elected to receive his distribution in cash.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.  Valuation of Securities. All investments in securities are recorded at their estimated fair value, as described below. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Portfolio securities reported by NASDAQ will be valued at NASDAQ Official Closing Price on the valuation day. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments. For the year ended December 31, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. At

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

December 31, 2011, the cost of the Trust's portfolio of investments for tax purposes was $482,963,449.

As of December 31, 2011, the tax basis net unrealized appreciation of portfolio securities was $160,054,222, comprised of unrealized appreciation of $171,514,219 and unrealized depreciation of $11,459,997.

As of December 31, 2011, no provision for income tax would be required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Cost of the investment securities, as well as realized security gains and losses are based on the identified average cost basis. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

(1)  A portion of this dividend was taxable in 2008 and was reported as such on the shareholder's Form 1041.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the year ended December 31, 2011, distributions from net investment income were $9,767,131, equivalent to $0.36 per participation. For the year ended December 31, 2010, distributions from net investment income were $7,507,173, equivalent to $0.37 per participation.

For the year ended December 31, 2011, there were no distributions of net realized gains. For the year ended December 31, 2010, the distributions of net realized gains were $4,992,762 equivalent to $0.25 per participation.

For the year ended December 31, 2011, the distributions from tax return of capital were $721,655 equivalent to $0.02 per participation. For the year ended December 31, 2010, there were no distributions of tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $73,061 for the year ended December 31, 2011.

ING Investments, LLC (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2011, the cost of purchases and proceeds of sales of investment securities were $186,761,768 and $13,190,799 respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2011 (CONTINUED)

NOTE 5 — INVESTMENT TRANSACTIONS (continued)

cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.

NOTE 6 — SOURCE OF NET ASSETS

As of December 31, 2011, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$484,686,981
Net unrealized appreciation in value of securities	160,054,222
Trust Fund	644,741,203
Distributable fund	8,772,428
Total net assets	$653,513,631

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Year Ended December 31, 2011	Year Ended December 31, 2010
Issued on payments from holders	13,407,253	2,921,338
Issued on reinvestment of dividends and distributions/ allocations	385,916	612,402
Redeemed	(5,586,919)	(4,521,463)
Net increase (decrease)	8,206,250	(987,723)

NOTE 8 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING CORPORATE LEADERS TRUST PORTFOLIO  PORTFOLIO OF INVESTMENTS

SERIES B  AS OF DECEMBER 31, 2011

Shares			Value	Percent of Net Assets
COMMON STOCK: 98.4%
	Consumer Discretionary: 6.6%
320,438		CBS Corp. - Class B	$8,696,687	1.3
406,121		Comcast Corp. - Class A	9,629,129	1.5
426,238		Foot Locker, Inc.	10,161,514	1.6
320,438		Viacom - Class B	14,551,090	2.2
			43,038,420	6.6
	Consumer Staples: 9.4%
426,238		Beam, Inc.	21,836,173	3.4
590,438		Procter & Gamble Co.	39,388,119	6.0
			61,224,292	9.4
	Energy: 30.4%
591,838		Chevron Corp.	62,971,563	9.6
1,251,138		ExxonMobil Corp.	106,046,457	16.2
620,538		Marathon Oil Corp.	18,163,147	2.8
342,319		Marathon Petroleum Corp.	11,395,800	1.8
			198,576,967	30.4
	Financials: 8.5%
729,730	@	Berkshire Hathaway, Inc.	55,678,399	8.5
	Industrials: 18.1%
426,238	@	Fortune Brands Home & Security, Inc.	7,258,833	1.1
962,038		General Electric Co.	17,230,101	2.6
426,238		Honeywell International, Inc.	23,166,035	3.5
669,138		Union Pacific Corp.	70,888,480	10.9
			118,543,449	18.1

Shares			Value	Percent of Net Assets
	Materials: 15.3%
572,205		Dow Chemical Co.	$16,456,616	2.5
426,238		EI Du Pont de Nemours & Co.	19,513,175	3.0
599,738		Praxair, Inc.	64,111,992	9.8
			100,081,783	15.3
	Telecommunications: 1.3%
284,635		AT&T, Inc.	8,607,362	1.3
	Utilities: 8.8%
426,238		Ameren Corp.	14,121,265	2.2
426,238		Consolidated Edison, Inc.	26,439,543	4.0
701,646		NiSource, Inc.	16,706,191	2.6
			57,266,999	8.8
		Total Common Stock (Cost $482,963,449)	643,017,671	98.4
		Assets in Excess of Other Liabilities	10,495,960	1.6
		Net Assets	$653,513,631	100.0

@  Non-income producing security

Cost for federal income tax purposes is $482,963,449.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$171,514,219
Gross Unrealized Depreciation	(11,459,997)
Net Unrealized appreciation	$160,054,222

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2011 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2011
Asset Table
Investments, at value
Common Stock*	$643,017,671	$—	$—	$643,017,671
Total Investments, at value	$643,017,671	$—	$—	$643,017,671

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the year ending December 31, 2011.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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Sponsor

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

AR-CLTB (1211-021512)